Exhibit 10.27

AWARD/Contract	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING	PAGE OF PAGES 1 21
2. Contract (Proc. Inst, Ident.) No. V81XWH-06-C-0386	3. EFFECTIVE DATE 15 AUG 2006	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. W81WH6194M344	

5. ISSUED BY CODE W81XWH	6. ADMINISTERED BY (*If other than Item 5*)
USA MED RESEARCH ACQ ACTIVITY 820 CHANDLER ST FORT DETRICK, MD 21702-5014	USA MED RESEARCH ACQ ACTIVITY ATTN: KATHY GUERTIN 301-619-7434 KATHY.GUERTIN@DET.AMEDD.ARMY.MIL FORT DETRICK MD 21702

7. NAME AND ADDRESS OR CONTRACTOR (*No., street. City, county, state and zip code*)	8. DELIVERY ____ FOB ORIGIN __X__ OTHER (*See Below*)
IONFINITY LLC 2400 LINCOLN AVE ALTADENA, CA 90001-5436	9. DISCOUNT FOR PROMPT PAYMENT NET 15
CODE 1ZBL9 FACILITY CODE	10. SUBMIT INVOICES 1 (*4 copies unless otherwise specified*) TO THE ADDRESS SHOWN IN : ITEM BLOCK 6

11. SHIP TO/MARK FOR CODE W23RYX	12. PAYMENT WILL BE MADE BY CODE HQ0303
USA MED RESEARCH AND MATERIAL COM JUANITA LIVINGSTON 504 SCOTT STREE FORT DETRICK MD 21702-5012	DEFENSE FINANCE AND ACOUNTING SERVICE DFAS ROCK ISLAND ROCK ISLAND FIELD CUSTOMER SVC: 1-888-332-7742 ROCK ISLAND IL 61299-8000
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION [10 U.S.C. 2304 (c) ( ) [41 U.S.C. 253 (c) ( )	14 ACCOUNTING AND APROPRIATION DATA **See Schedule**

15A. ITEM NO	15B. SUPPLIES/SERVICES	15 C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				
			15G TOTAL AMOUNT OF CONTRACT		**$99,998.00**

16. TABLE OF CONTENTS

(X)	SEC	DESCRIPTION	PAGE(S)	(X)	SEC	DESCRIPTION	PAGE(S)
		PART I- THE SCHEDULE				**PART II- CONTRACT CLAUSE**	
X	A	SOLICITATION.CONTRACT FORM	1-2	X	I	CONTRACT CLAUSES	18-20
X	B	SUPPLIES OR SERVICES AND PRICES	3-4			**PART III- LIST OF DOCUMETNS, EXHIBITS AND OTHER ATTACHMENTS**	
X	C	DESCRIPTION/SPECS/WORK STATEMENT	5-8	X	J	LIST OF ATTACHMENTS	21
X	D	PACKING AND MARKING	9			**PART IV- REPRESENTATIONS AND INSTRUCTIONS**	
X	E	INSPECTION AND ACCEPTANCE	10		K	PREPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	11-15		L	INSTRS., COND., AND NOTICES TO OFFERORS	
X	G	CONTRACT ADMINISTRATION DATA	16-17		M	EVALUATION FACTORS FOR AWARD	
	H	SPECIAL CONTRACT REQUIRMENTS					

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [ ] CONTRACTOR'S NEGOTIATED AGREEMENT	18. [ ] AWARD
(Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)	Contractor is not required to sign this document.) Your offer on Solicitation Number ____________ Including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Governments solicitation and your offer, and (b) this award/contract. No further contractual documentation is necessary.
19A. NAME AND TITLE OF SIGNER (*Type or print*)	20A. NAME AND TITLE OF CONTRACTING OFFICER JAMES WATKINS / CONTRACT SPECIALIST TEL: 301-619-2540 EMAIL: james.e.watkins@us.army.mil

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED
BY____________________ (*Signature of person authorized to sign*)		BY ____________________ (*Signature of contracting officer*)	14-Aug-2006